SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

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Burlington Coat Factory Warehouse Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Common Stock, $1.00 par value per share
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Proxy Statement for Annual Meeting of Stockholders to be held November 8, 2005. On September 22, 2005 there were 44,767,463 shares of Common Stock issued and outstanding.
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BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
1830 ROUTE 130
BURLINGTON, NEW JERSEY 08016

___________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
___________________________________

You are cordially invited to attend the Annual Meeting of Stockholders of Burlington Coat Factory Warehouse Corporation (the "Company") to be held at 11:00 A.M., New Jersey time, on Tuesday, November 8, 2005 at the offices of the Company, 1830 Route 130, Burlington, New Jersey 08016 for the following purposes:

1.	To elect seven directors.
2.	To vote on a proposal to approve the Burlington Coat Factory Warehouse Corporation 2005 Stock Incentive Plan.
3.	To vote on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm.
4.	To transact such other business as may properly come before such meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 22, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. If you do not expect to be present at the meeting, but wish your shares to be voted, please fill in, date, sign and return the enclosed proxy which is solicited by, and on behalf of, the Board of Directors.

Sincerely,

/s/ Paul C. Tang
Secretary

Burlington, New Jersey
September 23, 2005

YOUR VOTE IS IMPORTANT

You are urged to sign, date and mail your proxy promptly in the enclosed envelope.

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
1830 ROUTE 130
BURLINGTON, NEW JERSEY 08016
________________________________

PROXY STATEMENT

________________________________

Approximate Mailing Date:
September 24, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Burlington Coat Factory Warehouse Corporation (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held on Tuesday, November 8, 2005, at the offices of the Company, 1830 Route 130, Burlington, New Jersey 08016 at 11:00 in the morning, New Jersey time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

The Board of Directors has fixed the close of business on September 22, 2005, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the forthcoming Annual Meeting of Stockholders or any adjournment thereof. Any person giving a proxy in the form accompanying this statement has the power to revoke it at any time prior to its exercise. A proxy may be revoked by attendance and voting at the meeting or by written notice to the Secretary of the Company received at the Company's offices at 1830 Route 130, Burlington, New Jersey 08016 prior to the date of the Annual Meeting. When proxies are returned properly executed, the shares represented thereby will be voted as directed in the executed proxy.

The expenses for soliciting proxies for the forthcoming Annual Meeting of Stockholders are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications with, stockholders or their personal representatives by directors, officers and employees of the Company, who will not be specially compensated for such services.

The Bylaws of the Company provide that, except as provided by law or by the Company's Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote at a meeting of stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Neither Delaware law nor the Certificate of Incorporation of the Company provides for a different quorum for the matters to be submitted to a vote of the Stockholders at the forthcoming Annual Meeting of Stockholders. For the purposes of determining the presence of a quorum at the forthcoming Annual Meeting of Stockholders, all shares of stock represented by ballots or proxies presented at the meeting shall be counted whether or not such ballots or proxies shall include stockholder directed abstentions or broker non-votes on one or more matters; provided, however, that a ballot or proxy presented by a broker on which it has indicated that it does not have discretionary authority to vote on any matter shall not be counted towards the presence of a quorum.

Directors will be elected by a plurality of the votes of the shares of stock cast by stockholders present in person or represented by proxy at the meeting and entitled to vote, assuming there is a quorum. Thus, assuming there is a quorum, abstentions and broker non-votes will have no effect on determining the outcome of the election of directors. With respect to approval of the Company's 2005 Stock Incentive Plan, for purposes of New York Stock Exchange listing requirements and Treasury Regulation Section 1.422-3(a) (with respect to incentive stock options) the affirmative vote of a majority of the votes cast at a meeting where a majority of the outstanding stock has voted on the proposal is required; therefore, abstentions will be counted as negative votes, and broker non-votes will have the effect of negative votes if the total number of votes cast does not constitute a majority of the outstanding stock of the Company. With respect to the ratification of the appointment of auditors, the affirmative vote of a majority of the shares of stock held by stockholders present in person or represented by proxy at the meeting and entitled to vote is required; therefore, abstentions and broker non-votes will be counted as negative votes.

All stockholder meeting proxies, ballots and tabulations that identify individual stockholders are kept confidential, and no such documents shall be available for examination, nor shall the identity of any stockholder be disclosed, except as may be required by law. Votes are counted by the employees of American Stock Transfer Company, the Company's independent transfer agent and registrar, and certified by the Inspector of Election, who is also an employee of American Stock Transfer Company.

VOTING SECURITIES AND PRINCIPAL SECURITY HOLDERS

As of September 22, 2005, the Company had outstanding and entitled to vote (exclusive of treasury shares) 44,767,463 shares of Common Stock, par value $1.00 per share ("Common Stock"). The holders of the Common Stock are entitled to vote as a single class and to one vote per share, exercisable in person or by proxy, at all meetings of stockholders.

To the knowledge of the Company, as of September 22, 2005, the following table sets forth the ownership of the Company's Common Stock by each person owning more than 5% of such Common Stock, by each director, each nominee for director, each named executive officer and by all executive officers and directors as a group:

Name and Business Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)		Percent of Class
Samgray, L.P. (2)(3)	12,000,000	(4)	26.8%
Article Sixth Trust (5)	6,743,984	(4)	15.1%
Monroe G. Milstein (2)(6)(7)	469,810	(8)(9)	1.0%
Andrew R. Milstein (2)(3)(6)(7)	25,884,665	(4)(10)	57.8%
Stephen E. Milstein (2)(3)(6)(7)	25,800,713	(4)(11)	57.6%
Lazer Milstein (3)(6) P.O. Box 635 Tallman, NY 10982	25,658,603	(4)	57.3%
Mark A. Nesci (2)(7)	148,876	(12)(13)	*
Harvey Morgan (7) 630 Fifth Avenue, 29th Floor New York, NY 10111	1,500		*
Irving Drillings (7) 4740 South Ocean Blvd. Highland Beach, Florida 33487	1,200		*
Roman Ferber (7) 27 Harwood Road Monroe Township, NJ 08831	300		*
Alan G. Silverglat (7) 39 Briarcliff St. Louis, Missouri 63124	-		*
Paul C. Tang (2)	1,506,897	(14)	3.4%
Steven Koster (2)	25,846	(15)	*
Robert Grapski (2)	25,010	(16)	*
Dimensional Fund Advisors, Inc. (17) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	3,091,040		6.9%
All directors and officers as group (11 persons)	28,225,029	(18)	62.6%

_______________

* Less than 1%.

(1)	Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2)	Business address is 1830 Route 130, Burlington, New Jersey 08016.
(3)

Samgray, L.P. ("Samgray") is a Delaware limited partnership whose general partner is Latzim Family LLC ("Latzim"), a Delaware limited liability company. Latzim is controlled by its members, Messrs. Andrew R. Milstein, Stephen E. Milstein and Lazer Milstein who may be deemed to share beneficial ownership of the shares of Common Stock owned by Samgray.

(4)

Samgray, L.P., Andrew R. Milstein, Stephen E. Milstein, Lazer Milstein and the Article Sixth Trust under the last will and testament of the late Henrietta Milstein have entered into a Voting Agreement dated as of September 23, 2004 (the "Voting Agreement"), pursuant to which the parties to the Voting Agreement have granted an irrevocable proxy to Andrew R. Milstein and Stephen E. Milstein, acting singly, but only in accordance with their unanimous determination, to vote the shares of Common Stock owned by such parties. In case of a deadlock as to how the shares will be voted, Lazer Milstein has the power to decide which position shall prevail. Lazer Milstein will be substituted as one of the proxy holders in case either Andrew R. Milstein or Stephen E. Milstein dies, becomes incapacitated or resigns. As of September 22, 2005, there was an aggregate of 25,658,603 shares of Common Stock subject to the Voting Agreement representing 57.3% of the issued and outstanding shares of Common Stock of the Company.

(5)

Trust established under Article Sixth of the last will and testament of the late Henrietta Milstein to receive shares of Common Stock owned by Henrietta Milstein. Carol Milstein is a trustee of the trust and has voting and dispositive power over the shares, subject to the Voting Agreement. Ms. Milstein is the wife of Andrew R. Milstein but disclaims beneficial ownership of any shares of Common Stock owned by Andrew R. Milstein

(6)	Monroe G. Milstein is the father of Andrew, Lazer and Stephen Milstein. Each member of the Milstein family disclaims beneficial ownership of each other's shares of Common Stock.
(7)	A director of the Company.
(8)

Excludes (a) 308,014 shares of Common Stock representing Monroe G. Milstein's proportionate interest in 1,400,000 shares of Common Stock owned by MHLAS Limited Partnership Number One, of which Monroe G. Milstein is a limited partner, and (b) 11,772,216 shares of Common Stock representing Monroe G. Milstein's proportionate interest in 12,000,000 shares of Common Stock owned by Samgray, L.P., of which Monroe G. Milstein is a limited partner.

(9)

Does not include 6,743,984 shares of Common Stock owned by the Article Sixth Trust, of which Monroe G. Milstein is a beneficiary. Monroe G. Milstein has certain limited dispositive rights with respect to the shares of Common Stock owned by the Article Sixth Trust as to which he disclaims beneficial ownership. Also does not include 2,000 shares of Common Stock held by the wife of Monroe G. Milstein, as to which shares Monroe G. Milstein disclaims beneficial ownership. Also excludes 1,430 shares of Common Stock held by The Estate of Henrietta Milstein. As executor of the Estate of Henrietta Milstein, Monroe G. Milstein has voting and dispositive power over such shares, but Monroe G. Milstein disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(10)

Includes (a) 59,945 shares of Common Stock held by Andrew R. Milstein as trustee of the Stephen Milstein 1994 Trust, and (b) 13,032 shares of Common Stock held by Andrew R. Milstein as Trustee of the SGM 1995 Trust, trusts established for the benefit of the children of Stephen E. Milstein. Andrew R. Milstein holds voting and dispositive power with respect to the shares but disclaims any pecuniary interest in such shares. Also includes 50,400 shares of Common Stock underlying options granted to Andrew R. Milstein. Also excludes 150,393 shares of Common Stock donated by Andrew R. Milstein to various trusts established for the benefit of the children of Andrew R. Milstein, as to which shares Andrew R. Milstein disclaims beneficial ownership. Excludes 16,800 shares of Common Stock underlying options granted to Andrew R. Milstein subject to stockholder approval of the Company's 2005 Stock Incentive Plan.

(11)

Includes (a) 16,068 shares of Common Stock held by Stephen E. Milstein as trustee under the trust agreement dated December 31, 1984 for the benefit of the niece of Stephen E. Milstein and daughter of Andrew R. Milstein and (b) 22,922 shares of Common Stock held by Stephen E. Milstein as trustee under the trust agreement dated November 4, 1988 for the benefit of the nephew of Stephen Milstein and son of Andrew R. Milstein. Stephen E. Milstein holds voting and dispositive power with respect to the shares but disclaims any pecuniary interest in such shares. Also includes 50,400 shares of Common Stock underlying options granted to Stephen E. Milstein. Excludes 107,542 shares of Common Stock donated by Stephen E. Milstein to a trust established for the benefit of his children, as to which shares Stephen E. Milstein disclaims beneficial ownership. Also excludes 16,800 shares of Common Stock underlying options granted to Stephen E. Milstein subject to stockholder approval of the Company's 2005 Stock Incentive Plan.

(12)

Includes 112,000 shares of Common Stock underlying options granted to Mark A. Nesci. Excludes 40,000 shares of Common Stock underlying options granted to Mark A. Nesci subject to stockholder approval of the Company's 2005 Stock Incentive Plan.

(13)

Includes 3,600 shares of Common Stock held by the minor children of Mark A. Nesci. Excludes 1,800 shares of Common Stock held by the wife of Mark A. Nesci, as to which shares Mark A. Nesci disclaims beneficial ownership.

(14)

Includes 17,400 shares of Common Stock underlying options granted to Paul C. Tang. Also includes (a) 43,928 shares held by Paul C. Tang as trustee of the Andrew Milstein 1994 Trust, a trust established for the benefit of Andrew R. Milstein's children, and (b) 34,565 shares held by Paul C. Tang as trustee of the Stephen E. Milstein 1999 Trust, a trust established for the benefit of Stephen E. Milstein's children. As trustee of the these two trusts, Paul C. Tang has voting and dispositive power over the shares of Common Stock held in trust but disclaims any pecuniary interest in such shares. Also includes 1,400,000 shares of Common Stock held by MHLAS Limited Partnership Number One ("MHLAS") and 10,000 shares of Common Stock held by MH Family LLC ("MHLLC"). MHLAS is a Delaware limited partnership whose general partner is MHLLC, a Delaware limited liability company. MHLLC is controlled by the Henrietta Milstein 2000 Revocable Trust. Paul C. Tang is the trustee of such trust and in such capacity has voting and dispositive power over the shares of Common Stock owned by MHLAS but disclaims any pecuniary interest in such shares.

(15)	Includes 25,000 shares of Common Stock underlying options granted to Steven Koster.
(16)	Includes 23,600 shares of Common Stock underlying options granted to Robert Grapski.
(17)	Based on information contained in the Amendment to Schedule 13G filed with the United States Securities and Exchange Commission by Dimensional Fund Advisors, Inc. on February 9, 2005.
(18)

Includes 12,000,000 shares of Common Stock owned by Samgray, L.P., 6,743,984 shares owned by the Article Sixth Trust and 1,901,901 shares owned by Lazer Milstein with respect to which Andrew R. Milstein and Stephen E. Milstein may be deemed to share beneficial ownership. See footnote 4 above. Also includes an aggregate of 290,800 shares of Common Stock underlying options granted to certain officers and directors. Also includes 43,928 shares held by an officer of the Company as trustee of the Andrew Milstein 1994 Trust, a trust established for the benefit of Andrew R. Milstein's children, and 34,565 shares held by an officer of the Company as trustee of the Stephen E. Milstein 1999 Trust, a trust established for the benefit of Stephen E. Milstein's children. Also includes 1,400,000 shares of Common Stock held by MHLAS Limited Partnership Number One ("MHLAS") and 10,000 shares of Common Stock held by MH Family LLC ("MHLLC"). MHLAS is a Delaware limited partnership whose general partner is MHLLC, a Delaware limited liability company. MHLLC is controlled by the Henrietta Milstein 2000 Revocable Trust. Paul C. Tang, the general counsel of the Company, is the trustee of such trust and in such capacity has voting and dispositive power over the shares of Common Stock owned by MHLAS but disclaims any pecuniary interest in such shares.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

Seven directors are to be elected to serve until the next Annual Meeting of Stockholders or until their successors shall have been elected and qualified. The persons named in the accompanying form of Proxy have advised management that it is their intention to vote for the election of the following nominees as directors:

Monroe G. Milstein	Andrew R. Milstein
Stephen E. Milstein	Irving Drillings
Alan Silverglat	Roman Ferber
Mark A. Nesci

If at the time of the Annual Meeting of Stockholders any nominee is unable or declines to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute. Management has no reason to believe that any substitute nominee will be required.

The following is certain information concerning each nominee:

Nominee, year nominee first became a director and age	Principal occupation and other information concerning nominee (2)
Monroe G. Milstein (1) 1972 78	President and Chief Executive Officer since 1972.

Andrew R. Milstein (1) 1972 52	Executive Vice President and Assistant Secretary since 1989 and Executive Merchandise Manager since 1992.

Stephen E. Milstein (1) 1989 49	Executive Vice President since 1978 and General Merchandise Manager since 1990.

Mark A. Nesci 1989 49	Executive Vice President since 1989 and Chief Operating Officer since 1990.

Roman Ferber 2001 72	Business consultant. From 1969 to 1999, Mr. Ferber served the City of New York in various official capacities. Mr. Ferber also holds an M.P.A. and a Ph.D. from New York University.

Irving Drillings 1992 81	Retired clothing manufacturer and industrialist. For more than 35 years, from 1955 to 1991, Mr. Drillings was president of Arlette Fashions, Inc., a manufacturer of ladies' coats.

Alan Silverglat 2005 59

From September 2001 to June 2005, Mr. Silverglat served as Senior Vice President of Finance and Chief Financial Officer of Pulitzer Inc. Mr. Silverglat was Corporate Vice President/Treasurer at Knight Ridder, Inc. from June 1995 to August 2001. From 1980 through 1995, he served as Senior Vice President/Finance and Administration and Chief Financial Officer for Knight Ridder's Business Information Services Division. Prior to joining Knight Ridder, Mr. Silverglat was with Ernst & Young. Mr. Silverglat is a Certified Public Accountant.

_________________
(1)	See Note 6 to "Voting Securities and Principal Security Holders" for information concerning the family relationship of certain directors.
(2)	Each person listed as an Executive Vice President was named to such position in August 1999. Prior to that time, each such person was a Vice President.

During the fiscal year ended May 28, 2005, the Board of Directors held six meetings and took action by unanimous written consent three times. Each director attended seventy-five percent or more of the meetings of the Board of Directors held during the fiscal year ended May 28, 2005. All members of the Board of Directors are expected to attend the annual meetings of stockholders. All seven members of the Board of Directors attended the last annual meeting of stockholders in November 2004. Based on the information supplied to it by the sitting directors and the nominees for director, the Board of Directors has made the affirmative determination that each of Harvey Morgan, Irving Drillings, Roman Ferber and Alan Silverglat is "independent" under the listing standards of the New York Stock Exchange ("NYSE") and the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC"). The Board of Directors has made such determinations based on the fact that none of such persons have had, or currently have any material relationship with the Company or its subsidiaries or any executive officer of the Company or affiliates thereof, that would currently impair their independence, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship.

The Board of Directors has established an Executive Committee, an Audit Committee, and a Stock Incentive Committee, but has not established any nominating or compensation committee or any other committee performing similar functions. The Executive Committee consists of Monroe G. Milstein and Andrew R. Milstein. The Executive Committee acts, within certain limits, in the absence of the full Board on matters other than major corporate transactions, when convening the full Board is impractical. During the fiscal year ended May 28, 2005, the Executive Committee took action by unanimous written consent one time in lieu of a formal meeting. The Stock Incentive Committee consists of Monroe G. Milstein and Harvey Morgan and administers the Company's 2002 and 1998 Stock Incentive Plans. During the fiscal year ended May 28, 2005, the Stock Incentive Committee held one meeting and took action by unanimous written consent one time in lieu of a formal meeting. The Audit Committee oversees the general policies and practices of the Company concerning accounting, financial reporting, and internal auditing and financial controls and works with the Company's independent auditors. During the year ended May 28, 2005, the members of the Audit Committee were Harvey Morgan (Chairman), Irving Drillings and Roman Ferber. Alan Silverglat was appointed to the Audit Committee effective September 23, 2005. As stated above, these four members of the Audit Committee have been affirmatively determined to be "independent". In addition to meeting the independence standards of the NYSE and the SEC, each current member of the Audit Committee is deemed financially literate by the Board of Directors. The Board of Directors has also determined that each of Harvey Morgan and Alan Silverglat has the requisite attributes of an "audit committee financial expert" as defined by the regulations of the SEC and that such attributes were acquired through relevant education and experience. The Audit Committee held nine meetings during the year ended May 28, 2005. In addition, the Audit Committee held several informal meetings during the year ended May 28, 2005.

Non-management directors meet in executive sessions routinely and regularly. As appropriate, some of the executive sessions of the non-management directors are held with the CEO and some are outside the presence of the CEO and any other management officials. As all of the non-management directors are also members of the Audit Committee, the Chairman of the Audit Committee, presided over these executive sessions.

Stockholders seeking to communicate with the Board of Directors should submit any communications in writing to Burlington Coat Factory Warehouse Corporation, c/o Corporate Secretary, 1830 Route 130, Burlington, New Jersey 08016, Attn: Board of Directors (or the name of a specific director). Additionally, communications may be sent via the Internet at www.burlingtoncoatfactory.com. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed.

The Company has adopted a Code of Business Conduct and Ethics (which includes the Company's Code of Ethics for the Chief Executive Officer and senior financial officers). The Company's Code of Business Conduct and Ethics, as well as its Corporate Governance Guidelines and Audit Committee Charter, are available on the Company's website (www.burlingtoncoatfactory.com). Information contained on this website is not part of this proxy website and references to the Company's website address are intended to be inactive textual references only. Printed copies of information referred to in this paragraph are also available by writing to the Company at: Corporate Secretary, Burlington Coat Factory Warehouse Corporation, 1830 Rt. 130, Burlington, NJ 08016.

The Board of Directors has determined that the Company is a "controlled company" (as defined in the NYSE listing standards) based on the fact that more than 50% of the voting power of the Company's voting stock is held by a group comprised of Samgray, L.P., the Article Sixth Trust, Andrew R. Milstein, Stephen E. Milstein, and Lazer Milstein. The existence of this control group is memorialized by a Voting Agreement consisting of the members of the control group as parties to the agreement and the accompanying filing of a Schedule 13D with the SEC. As a result, the Company is exempt from the provisions of the NYSE listing standards requiring that (i) a majority of the board consist of independent directors, (ii) a nominating committee composed entirely of independent directors and (iii) a compensation committee composed entirely of independent directors.

The Board of Directors seeks to find qualified individuals to serve as Directors of the Company. The Board of Directors is responsible for selecting candidates for Board membership to be voted on by stockholders at the annual meeting of stockholders. The Board selects director candidates who represent a mix of backgrounds and experiences that will enhance the quality of the Board's deliberations and decisions. The Company does not set specific criteria for directors except to the extent required to meet applicable legal, regulatory and stock exchange requirements, including, but not limited to, the independence requirements of the NYSE and the SEC, as applicable. Nominees for director will be selected on the basis of outstanding achievement in their personal careers; board experience; integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board duties. While the selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, the Board of Directors believes that each director should have a basic understanding of (i) principal operational and financial objectives and plans and strategies of the Company, (ii) results of operations and financial condition of the Company and of any significant subsidiaries or business segments, and (iii) the relative standing of the Company and its business segments in relation to it competitors. The Board considers candidates submitted by a variety of sources (including, without limitation, incumbent directors, Company management and stockholders) when reviewing candidates to fill vacancies and/or expand the Board of Directors. Alan Silverglat, a nominee for director at the Annual Meeting of Stockholders, came to the attention of the Board through the recommendation of an outside advisor to the Company. The Board members then evaluate each potential candidate's educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board of Directors. After completing this preliminary process, the Board members will determine whether particular candidates are sufficiently qualified to warrant further investigation. The preferred candidate(s) are then contacted to evaluate their potential interest and to set up interviews. All such interviews are held in person, and include the candidate, Board members and executive management as deemed necessary. Based upon interview results and appropriate background checks, the Board then decides whether the candidate will be nominated as a director. When nominating a sitting director for re-election at an annual meeting, the Board members will consider the director's performance on the Board of Directors and the director's qualifications in respect of the criteria referred to above. The manner in which the Board of Directors evaluates the potential directors will be the same for candidates recommended by stockholders as for candidates recommended by others. Stockholders can recommend candidates for nomination by writing to the Corporate Secretary of the Company at the Company's offices at 1830 Route 130, Burlington, New Jersey 08016. In order to enable consideration of the candidate in connection with our 2006 annual meeting of stockholders, a stockholder must submit the following information by May 29, 2006: (1) The name of the candidate and information about the candidate that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission; (2) information about the relationship between the candidate and the recommending stockholder; (3) the consent of the candidate to service as a director; and (4) proof of the number of shares of the Company's common stock that the recommending stockholder owns and the length of time the shares have been owned. In considering any candidate proposed by a stockholder, the Board of Directors will reach a conclusion based on the criteria described above. The Board of Directors may seek additional information regarding the candidate. After full consideration, the stockholder proponent will be notified of the decision of the Board.

Audit Committee Report

The Audit Committee is comprised of three outside directors, all of whom are independent under the rules of the New York Stock Exchange. The Board of Directors has approved and adopted a written charter for the Audit Committee setting forth the Audit Committee's duties and responsibilities. A copy of the charter is attached as Appendix A to the Proxy Statement filed with the SEC on September 24, 2004 for the Company's Annual Meeting of Stockholders held on November 4, 2004. The charter requires that, among other things, the Audit Committee pre-approve any audit and permissible non-audit services to be provided by the Company's independent auditors. The Audit Committee has pre-approved all such services provided by the Company's independent auditors, Deloitte & Touche LLP, for the fiscal year ended May 28, 2005. The Audit Committee has reviewed and discussed with management and with Deloitte & Touche LLP the Company's audited financial statements for the fiscal year ended May 28, 2005, management's and Deloitte & Touche LLP's evaluations of the Company's internal controls over financial reporting, and the overall quality of the Company's financial reporting. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit of the financial statements and by the auditing standards of the Public Company Accounting Oversight Board ("PCAOB"), including the opinions regarding internal control over financial reporting pursuant to PCAOB Auditing Standard No. 2. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Deloitte & Touche LLP their independence. The Audit Committee has considered the compatability of the provision of non-audit services with maintaining the auditor's independence. Based on the Audit Committee's review of the audited financial statements and the review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended May 28, 2005 be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 28, 2005 for filing with the SEC.

This report is submitted by the Audit Committee of the Board of Directors as of September 22, 2005:

Harvey Morgan, Chairman	Irving Drillings
Roman Ferber

Executive Officers and Key Personnel

The executive officers and key personnel of the Company as of September 22, 2005 are set forth in the table below. All executive officers and key personnel serve at the pleasure of the Board of Directors.

Name	Age	Office (1)	Period Served
Monroe G. Milstein	78	President, Chief Executive Officer and Director	Since 1972
Andrew R. Milstein	52	Executive Vice President, Executive Merchandise Manager (since 1992), Assistant Secretary and Director	Since 1989
Stephen E. Milstein	49	Executive Vice President, General Merchandise Manager (since 1990) and Director	Since 1978
Mark A. Nesci	49	Executive Vice President, Chief Operating Officer (since 1990) and Director	Since 1989
Paul C. Tang	52	Executive Vice President, General Counsel and Secretary	Since 1993
Steven Koster	56	Vice President and Senior Divisional Merchandise Manager	Since 1995
Robert Grapski	57	Vice President - Real Estate	Since 1995
Robert L. LaPenta, Jr.	51	Vice President (since 1999) and Chief Accounting Officer	Since 1986
(1)	Each person listed as an Executive Vice President was named to such position in August 1999. Prior to that time, each such person was a Vice President.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of the Chief Executive Officer and the four other most highly compensated executive officers who served in such capacities as of May 28, 2005.

		Annual Compensation			Long-Term Compensation
Awards
Name and Principal Position	Fiscal Year Ended May 31	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Options (#)	Long-Term Incentive Plan Payouts ($)	All other Compensation ($)(1)
Monroe G. Milstein, President and Chief Executive Officer	2005 2004 2003	322,400 322,400 322,400	- - -	- - -	- - -	- - -	- - -	14,350 14,000 14,000

Mark A. Nesci, Executive Vice President- Chief Operating Officer	2005 2004 2003	392,804 365,149 335,605	- - -	- - -	- - -	40,000(2) - -	- - -	14,350 14,000 14,000

Paul C. Tang, Executive Vice President, General Counsel and Secretary	2005 2004 2003	262,115 248,077 238,077	15,000 10,000 9,423	- - -	- - -	5,000 - -	- - -	14,350 14,000 14,000

Steve Koster, Vice President and Senior Divisional Merchandise Manager	2005 2004 2003	295,231 279,018 254,465	53,332 5,000 38,900	- - -	- - -	5,000 - -	- - -	14,350 14,000 14,000

Robert Grapski, Vice President - Real Estate	2005 2004 2003	249,807 227,078 214,465	30,000 10,000 15,000	- - -	- - -	6,000 - -	- - -	14,350 14,000 14,000
(1) (2)

Constitutes Company contribution to the Company's 401(k) Profit Sharing Plan.

Grant of options subject to approval by the Company's stockholders of the Company's 2005 Stock Incentive Plan (see Proposal Number Two).

Option Grants During the Fiscal Year Ended May 28, 2005

     During the fiscal year ended May 28, 2005, the Company made the following grants of stock options to the executive officers named in the Summary Compensation Table:

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)($)

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price Per Share ($) (3)	Expiration Date	5% Annual Growth Rate	10% Annual Growth Rate

Mark A. Nesci	40,000(4)	24.8	26.00	01/09/2015	654,050	1,657,492

Paul C. Tang	5,000	3.1	26.00	09/22/2014	81,756	207,187

Steve Koster	5,000	3.1	26.00	09/22/2014	81,756	207,187

Robert Grapski	6,000	3.7	26.00	09/22/2014	98,108	248,624

  In accordance with SEC regulations, these columns show gains that could accrue for the respective options assuming that the market price of the Common Stock appreciates in value from the date of grant over a period of ten years at an annualized rate of 5% and 10%, respectively. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions. These amounts are not intended to forecast possible future increases, if any, in the market price of the Company's Common Stock.

  Based on options to purchase a total of 161,300 shares of Common Stock that were granted to employees during fiscal 2005. Of the options to purchase 161,300 shares, options to purchase an aggregate of 73,600 shares of Common Stock at $26.00 per share were approved for grant by the Stock Incentive Committee of the Company's Board of Directors in January 2005 subject to approval of the Company's stockholders (see Proposal Number Two).

  The exercise price exceeds the fair market value per share of the Company's Common Stock on the date of grant.

  The grant of these options to purchase 40,000 shares of Common Stock is subject to approval by the Company's stockholders of the Company's 2005 Stock Incentive Plan (see Proposal Number Two).

Option Exercises and Fiscal Year-End Values

The following table sets forth the value realized upon exercise of options during the preceding year and the number and value of unexercised stock options held by the named executives on May 28, 2005.

Name	Shares acquired on exercise (#)	Value realized ($)(1)	Number of Unexercised Options at FY-End (#)		Value of Unexercised in-the-Money Options at FY-End ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark A. Nesci	12,000	199,560	112,000	40,000(3)	2,045,440	274,000
Paul C. Tang	0	0	12,400	5,000	209,668	34,250
Steven Koster	5,000	49,650	20,000	5,000	358,400	34,250
Robert Grapski	4,900	50,813	17,600	6,000	297,792	41,100

(1)

Value realized is calculated on the difference between the option exercise price and the closing market price of the Company's Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

(2)	The closing price of the Company's Common Stock as reported on the New York Stock Exchange Composite tape on May 27, 2005 was $32.85, and is used in calculating the value of unexercised options.
(3)	Grant of options subject to approval by the Company's stockholders of the Company's 2005 Stock Incentive Plan (see Proposal Number Two).

Report on Executive Compensation

The Company's current executive compensation program consists of primarily two elements: (1) base salary, reviewed annually and adjusted in light of the Company's performance for the year and the individual executive's contribution to that performance, and (2) incentive compensation consisting of stock awards, principally stock options. Additionally, Company executives participate in the Company's 401(k) Profit Sharing Plan (a defined contribution retirement plan).

Executive compensation is determined primarily by Monroe G. Milstein, the Company's founder and Chairman. In making decisions on compensation, Monroe Milstein consults with certain of the Company's principal executive officers, namely, Andrew R. Milstein, Stephen E. Milstein and Mark A. Nesci, who, together with Monroe G. Milstein, act as an informal compensation committee. However, the decision on executive compensation is made by Monroe G. Milstein, based on his evaluation of the executive's performance for the Company, subject to review by the Board of Directors.

An executive's performance at the Company is evaluated based upon the executive's areas of responsibility at the Company. While objective factors such as increase in sales and profitability in areas under an executive's management are considered, subjective factors such as the executive's ability to manage people and to contribute to the cohesiveness of the management structure as well as the creativity and innovativeness with which an executive performs his duties for the Company are weighed. At the discretion of the Stock Incentive Committee, the executive's compensation then, in turn, is linked to his or her performance and tied to the long-term financial success of the Company, as measured by stock performance, by the use of stock awards. The Company believes that the value of such stock awards, if awarded, will, in the long-term, reflect the financial performance of the Company.

In determining an executive's compensation, the executive's ownership of a substantial amount of stock of the Company and familial relationship to the Company's founder are considered in addition to such executive's performance at the Company. For this reason, such executives are relatively less well compensated in terms of salary than such individuals otherwise might be.

In keeping with this philosophy, the salary of Monroe G. Milstein, the Company's Chairman and Chief Executive Officer, has not been increased in the past three years, and, in fact, is approximately $72,000 less than his salary was in 1983, the year of the Company's initial public offering. Net income of the Company was approximately $12 million at the end of fiscal 1983 and approximately $105 million at the end of fiscal 2005. Stockholders' equity at the end of fiscal 1983 was approximately $79,504,000 and at the end of fiscal 2005 was approximately $926,153,000. For fiscal 2005, the Company's Common Stock traded in a range from $17.50 to $32.85 and traded at $32.85 at the end of the fiscal year.

This report is submitted by the Board of Directors as of September 22, 2005:

Monroe G. Milstein, Chairman	Harvey Morgan
Mark A. Nesci	Irving Drillings
Andrew R. Milstein	Roman Ferber
Stephen E. Milstein

Insider Participation

Monroe G. Milstein, Chairman of the Board, President and Chief Executive Officer, is principally responsible for determining compensation for all executive officers of the Company. In making compensation decisions, Monroe G. Milstein consults from time to time with Andrew R. Milstein, Stephen E. Milstein and Mark A. Nesci, who are officers of the Company. In addition, Monroe G. Milstein is a member of the Stock Incentive Committee. However, he is not eligible to receive options under the Company's 2002 Stock Incentive Plan.

Certain Relationships and Related Transactions

During the fiscal year ended May 28, 2005, no officer, director, nominee for director, five percent stockholder or family member of such person engaged in, or proposed to engage in, any transaction with the Company or its affiliates which are reportable under Reg. Section 229.404 promulgated by the Commission under the Securities Exchange Act of 1934, as amended, except as follows: During the fiscal year ended May 28, 2005, the Company paid a total of $238,770 to Richard Mandel for real estate tax appeal services. Mr. Mandel is the brother-in-law of Andrew Milstein, a director and executive officer of the Company. Mr. Mandel retained approximately one-third of the amount paid to him, with the remainder paid to other third parties who performed services under Mr. Mandel's direction. Mr. Mandel's compensation is contingent and based on the tax savings realized by the Company as a result of the tax appeal. The Company believes that the terms of these transactions were at least as favorable to the Company as those that could have been obtained from unrelated third parties.

On November 16, 1999, the Company made a loan to Mark A. Nesci, Executive Vice President, Chief Operating Officer and Director of the Company, in the amount of $204,345. The loan was made in the form of a demand note having an annual interest rate of 5.57% for the purpose of enabling Mr. Nesci to purchase shares of the Company's Common Stock pursuant to expiring options. On June 1, 2002, the demand note was replaced with a five-year term note with a principal balance of $204,345 and an annual interest rate of 4.64%. As of September 20, 2005, the aggregate amount of Mr. Nesci's indebtedness to the Company was $73,435. The loan is secured by a mortgage on Mr. Nesci's residence.

Stock Performance Graph

The following graph sets forth the yearly percentage change in the cumulative total return on the Company's Common Stock during the preceding five fiscal years ended May 31, 2005 compared with the cumulative total returns of the S&P Composite 500 Index and the peer retail industry index. The comparison assumes $100 was invested on May 31, 2000 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

	2000	2001	2002	2003	2004	2005
Burlington Coat Factory Warehouse Corporation	100.00	158.25	181.90	135.56	151.59	270.01

S&P 500 Composite Index	100.00	89.45	77.06	70.85	83.83	90.74

Retail Stores Index	100.00	97.76	100.57	86.27	100.44	105.42

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
AMONG BURLINGTON COAT FACTORY WAREHOUSE
CORPORATION, THE S&P 500 COMPOSITE INDEX AND
RETAIL STORES INDEX (1)

*$100 INVESTED ON MAY 31, 2000 IN STOCK OR INDEX -
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING MAY 31

(1) Includes the following groups and companies:
RETAIL (DEPT. STORES) - Dillard's Inc.; Federated Dept. Stores; Nordstrom; Penney (J.C.).
RETAIL (DRUG STORES) - CVS Corp.; Longs Drug; Rite Aid; Walgreen Co.
RETAIL (FOOD CHAINS) - Albertson's; Great A&P; Kroger; Winn-Dixie.
RETAIL (GEN. MERCHANDISE) - Target Corp.; Sears Holdings Corp.; Wal-Mart Stores.
RETAIL (SPECIALTY) - Circuit City Stores; Foot Locker; Home Depot; Lowe's Cos.; Pep Boys; RadioShack Corp.; Toys R Us.
RETAIL (SPECIALTY-APPAREL) - Charming Shoppes; Limited Brands Inc.; TJX Companies.

Compensation of Directors

For the fiscal year ended May 28, 2005, each director who was not an employee of the Company received an annual retainer of $16,000 and 100 shares of the Company's Common Stock, $1.00 par value. Each of the Company's non-management directors also received $2,500 for each Board committee on which such director served, and an additional $2,500 for each committee of which such director served as chairperson. Commencing in fiscal 2006, a non-management director who serves on a subcommittee of the Audit Committee responsible for initially reviewing complaints and other correspondence submitted pursuant to Section 301 of the Sarbanes-Oxley Act of 2002 will receive an annual fee of $2,500 for service on such subcommittee. No additional compensation is paid for membership on any other committee established by the Board of Directors. The Company also reimburses directors for travel and out-of-pocket expenses incurred in connection with the directors' services to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than ten percent of a class of the Company's equity securities registered under the Exchange Act (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with these reports.

Based upon the Company's review of the copies of reports received by it and upon written representations received from the Reporting Persons, the Company believes that all filings required to be made by the Reporting Persons during the period from May 30, 2004 to May 28, 2005 were made on a timely basis except as follows: Monroe G. Milstein, President and Chief Executive Officer of the Company, and the executor of the Estate of Henrietta Milstein, filed a report on Form 4 reporting one transaction more than two business days after the date of the transaction. The transaction involved the acquisition of 1,430 shares of Common Stock by the Estate of Henrietta Milstein in connection with the redemption of a portion of the Estate's interest in an exchange fund.

PROPOSAL NUMBER TWO

APPROVAL OF 2005 STOCK INCENTIVE PLAN

In January 2005, the Board of Directors ("Board") voted unanimously to adopt the Company's 2005 Stock Incentive Plan (the "2005 Stock Incentive Plan"). The purpose of the 2005 Stock Incentive Plan is to assist the Company in achieving and maintaining its corporate objectives of growth and successful operations by providing key officers, directors, consultants, advisors and selected employees of the Company with a proprietary interest in the Company and its growth and performance through stock ownership. As there is an insufficient number of option shares available for issuance under the Company's 2002 Stock Incentive Plan and 1998 Stock Incentive Plan, the 2005 Stock Incentive Plan will allow the Company to continue to pursue these objectives. The 2005 Stock Incentive Plan is attached hereto as Exhibit A. All terms used herein have the meanings set forth in the 2005 Stock Incentive Plan, unless specifically defined herein.

An aggregate of 200,000 shares of Common Stock of the Company may be issued or transferred pursuant to the 2005 Stock Incentive Plan. In the event of any Change in Capitalization, however, the Stock Incentive Committee (as defined below) may adjust the maximum number and class of shares with respect to which Awards (as defined below) which may be granted under the 2005 Stock Incentive Plan, the number and class of shares which are subject to outstanding Awards granted under the 2005 Stock Incentive Plan and, if applicable, the purchase prices therefor.

The 2005 Stock Incentive Plan will be administered by a committee (the "Stock Incentive Committee") composed of at least two directors of the Company (or if at any time a committee shall not have been appointed or if appointed is not so acting, then by the Board at a meeting at which a quorum is present or by action by consent in lieu of a meeting as authorized by applicable law). Pursuant to the 2005 Stock Incentive Plan, the Stock Incentive Committee may grant Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares (collectively, "Awards") to key officers, directors, consultants, advisors and other selected employees of the Company and its subsidiaries (collectively "Eligible Individuals"). The Stock Incentive Committee will select Eligible Individuals to whom Awards will be granted and determine the type, size, terms and conditions of Awards, including the per share purchase price and the vesting provisions of Options and the restrictions or performance criteria relating to Restricted Stock, Performance Units and Performance Shares. The Stock Incentive Committee will administer, construe and interpret the 2005 Stock Incentive Plan. Notwithstanding any of the provisions of the 2005 Stock Incentive Plan, no Award, including but not limited to Stock Appreciation Rights or any other Performance Awards, may be issued or granted which would constitute deferred compensation for purposes of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), unless all of the aspects of such Award would meet all of the requirements of Section 409A of the Code and any regulations and other guidance issued thereunder.

Because the granting of Awards under the 2005 Stock Incentive Plan will be entirely within the discretion of the Stock Incentive Committee, it is not possible to designate the Eligible Individuals to whom Awards will be granted under the 2005 Stock Incentive Plan in the future or the number of shares to be covered by such Awards. As of September 22, 2005, 73,600 Options have been granted under the 2005 Stock Incentive Plan. The grant of such Options was conditioned upon approval of the 2005 Stock Incentive Plan by the stockholders of the Company. See the Summary Compensation table and the Option Grant Tables for information regarding awards made under the 1998 Stock Incentive Plan, the 2002 Stock Incentive Plan and the 2005 Stock Incentive Plan to the named executive officers.

The Stock Incentive Committee may grant to Eligible Individuals Options to purchase shares of Common Stock. Subject to the provisions of the Code, Options may be either Incentive Stock Options (within the meaning of Section 422 of the Code) or Nonqualified Stock Options. The per share purchase price (i.e., the exercise price) under each Option will be established by the Stock Incentive Committee at the time the Option is granted. In the case of an Incentive Stock Option, the per share exercise price will not be less than 100% of the Fair Market Value of a share on the date the Incentive Stock Option is granted (110%, in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). In the case of a Nonqualified Stock Option, the per share exercise price will not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Nonqualified Stock Option is granted. Options will be exercisable at such times and in such installments as determined by the Stock Incentive Committee. The Stock Incentive Committee may accelerate the exercisability of any Option at any time. The Option Agreement or Award Notice will set forth the terms and conditions applicable upon an Optionee's termination of employment. Each Option granted pursuant to the 2005 Stock Incentive Plan will be for such term as determined by the Stock Incentive Committee; however, no Option will be exercisable after the expiration of 10 years from its grant date (five years, in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

Options are not transferable by an Optionee other than by will or the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, the Committee, in its discretion, may permit the assignment or transfer of an option on such other terms and subject to such other conditions as the Committee may deem necessary or appropriate or as otherwise may be required or allowed by applicable law or regulation. The purchase price for shares of Common Stock acquired pursuant to the exercise of an Option must be paid (i) in cash or (ii) by tendering shares of Common Stock to the Company upon such terms and conditions as may be determined by the Stock Incentive Committee, (iii) if permitted by the Stock Incentive Committee, tendering or surrendering another Option or Award, including Restricted Stock, valued at Fair Market Value on the date of exercise less any payment due to the Company upon exercise thereof, or (iv) if permitted by the Stock Incentive Committee, any combination of the foregoing. The Committee may provide loans, unless prohibited by law, from the Company to permit the exercise or purchase of an Option and may provide for procedures to permit the exercise of an Option by use of proceeds to be received from the sale of shares issuable pursuant to an Option. The Optionee may also provide instructions to the Company that upon receipt of the purchase price in cash in payment for any Shares purchased pursuant to the exercise of an Option from the Optionee's broker or dealer, designated as such on the written notice, the Company shall issue such Shares directly to the designated broker or dealer. The Company is entitled to withhold (from any payments due to the relevant participant) or require the participants to pay any employment and withholding taxes required by applicable law. The Committee may permit an Optionee to elect to pay the purchase price upon the exercise of an Option by irrevocably authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. If an Optionee exercises an Option (the "Original Option") while the Optionee is an Eligible Individual by paying all or a portion of the exercise price of the Shares subject to the Original Option by tendering to the Company Shares owned by that Optionee, an Option to purchase the number of Shares used for this purpose by the Optionee (the "Reload Option") may, at the Committee's discretion, be granted to the Optionee, as a part of the Original Option. The Reload Option may be exercised at any time during the term of the Original option, under the terms and conditions, and subject to any limitations as may be placed on that exercisability by the Committee.

Upon a Change in Control (as defined below), all Options outstanding under the 2005 Stock Incentive Plan will become immediately and fully exercisable. In addition, to the extent set forth in the Option Agreement, the Optionee may, during the 60-day period following the Change in Control, surrender for cancellation any Option (or portion thereof) for a cash payment in respect of each share covered by the Option, or portion thereof surrendered, equal to the excess, if any, of (i)(x) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the shares of Common Stock subject to the Option (or any portion thereof) surrendered or (y) in the case of a Nonqualified Stock Option, the greater of (A) the Fair Market Value, on the date preceding the date of surrender, of the shares of Common Stock subject to the Option (or any portion thereof) surrendered or (B) the Adjusted Fair Market Value of the shares of Common Stock subject to the Option (or any portion thereof) surrendered, over (ii) the aggregate purchase price for such shares of Common Stock under the Option or portion thereof surrendered. In the case of an Option granted within six months prior to a Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, to the extent set forth in the Option Agreement or Award Notice, or otherwise allowed by the Stock Incentive Committee, such Optionee will be entitled to surrender for cancellation his or her Option during the 60-day period commencing upon the expiration of six months after the date of grant of any such Option. A Change in Control is defined to include (i) with certain exceptions, an acquisition of any of the Company's voting securities by any "Person" within the meaning of Section 13(d) or 14(d) of the Exchange Act, other than the Founders and their affiliates, after which such Person beneficially owns securities representing 50% or more of the Company's outstanding voting power, (ii) stockholder approval of (A) certain mergers, consolidations or reorganizations as a result of which, among other things, the Company's stockholders immediately before such transaction own less than 60% of the combined voting power of the surviving or resulting corporation immediately after such transaction or (B) the sale or other disposition of all or substantially all of the Company's assets, or (iii) circumstances under which individuals who as of January 10, 2005 are members of the Board of Directors of the Company (the "Incumbent Board") cease to constitute at least two-thirds of the members of the Board, with each new director who is approved by a vote of at least two-thirds of the Incumbent Board, with certain exceptions, being considered a member of the Incumbent Board. Notwithstanding the foregoing, for any Awards that may at any time constitute deferred compensation within the meaning of Section 409A of the Code, Change of Control shall have the same meaning as such term has for purposes of Section 409A of the Code as set forth in any regulations, rulings or other guidance issued thereunder.

The 2005 Stock Incentive Plan permits the granting of Stock Appreciation Rights to Eligible Individuals in connection with an Option or as a freestanding right. A Stock Appreciation Right permits the Grantee to receive, upon exercise of the Stock Appreciation Right, shares of Common Stock equal in value to an amount determined by multiplying (i) the excess, if any, of (x) for Stock Appreciation Rights granted in connection with an Option, the then per share Fair Market Value on the date preceding the exercise date over the per share purchase price under the related Option, or (y) for Stock Appreciation Rights not granted in connection with an Option, the then per share Fair Market Value on the date preceding the exercise date over the per share Fair Market Value on the grant date of the Stock Appreciation Right by (ii) the number of shares of Common Stock as to which such Stock Appreciation Right is being exercised; provided, however, that in the discretion of the Stock Incentive Committee, payment may be made in another medium, including cash, if such payment may be made pursuant to the provisions of Section 409A of the Code, and any regulations and other guidance issued thereunder.

Stock Appreciation Rights granted in connection with an Option cover the same shares of Common Stock as those covered by the Option and are generally governed by the same terms. A Stock Appreciation Right granted in connection with an Incentive Stock Option is exercisable only if the Fair Market Value of the share of Common Stock on the exercise date exceeds the purchase price specified in the Incentive Stock Option agreement. Freestanding Stock Appreciation Rights will be on the terms determined by the Stock Incentive Committee, but for a term not greater than 10 years. No Stock Appreciation Right is exercisable prior to the date six months after the date of grant. Upon a Change in Control, all Stock Appreciation Rights become immediately and fully exercisable. In addition, to the extent set forth in the Stock Appreciation Right Agreement, upon exercise of freestanding Stock Appreciation Rights within 60 days of a Change in Control, the amount payable will be paid in cash and will be equal to the excess of (i) the greater of (x) the Fair Market Value of the shares of Common Stock on the date preceding the exercise date and (y) the Adjusted Fair Market Value of the shares of Common Stock on the date preceding the exercise date, over (ii) the aggregate Fair Market Value of shares of Common Stock subject to the Stock Appreciation Right on the date such Stock Appreciation Right was granted. In the case of a Stock Appreciation Right granted within six months prior to a Change in Control to any Grantee who may be subject to liability under Section 16(b) of the Exchange Act, to the extent set forth in the Stock Appreciation Right Agreement, or otherwise permitted by the Stock Incentive Committee, such Grantee will be entitled to exercise his or her Stock Appreciation Right during the 60-day period commencing upon the expiration of the six months after the date of grant of any such Stock Appreciation Right.

The terms of a Restricted Stock Award, including the restrictions placed on such shares and the time or times at which such restrictions will lapse, will be determined by the Stock Incentive Committee at the time the Award is made. Shares of Restricted Stock may be issued in payment in respect of vested Performance Units. The Stock Incentive Committee may determine at the time an award of Restricted Stock is granted that dividends paid on such Restricted Stock may be paid to the Grantee or deferred and, if deferred, whether such dividends will be reinvested in shares of Common Stock. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on shares of Restricted Stock or forfeited upon the forfeiture of shares of Restricted Stock. The agreements evidencing Awards of Restricted Stock will set forth the terms and conditions of such Awards applicable upon a Grantee's termination of employment. The Stock Incentive Committee will determine at the time of the grant of an Award of Restricted Stock the extent to which, if any, the restrictions on outstanding shares of Restricted Stock will lapse upon a Change in Control.

Performance Units and Performance Shares will be awarded to Eligible Individuals at such times as the Stock Incentive Committee may determine, and the vesting of Performance Units and Performance Shares will be based upon the Company's attainment of specified performance objectives within the specified Performance Cycle. Performance objectives and the length of the Performance Cycle for the Performance Units and Performance Shares will be determined by the Stock Incentive Committee at the time the Award is made. Prior to the end of a Performance Cycle, the Stock Incentive Committee, in its discretion, may adjust the performance objectives to reflect a Change in Capitalization, a change in the tax rate or book tax rate of the Company or any Subsidiary, or any other event which may materially affect the performance of the Company or any Subsidiary. The agreements evidencing Awards of Performance Units and Performance Shares will set forth the terms and conditions of such Awards, including those applicable in the event of the Grantee's termination of employment.

Each Performance Unit may be denominated in shares of Common Stock or a specified dollar amount. Payments in respect of vested Performance Units will be made in cash, shares of Common Stock, shares of Restricted Stock or any combination thereof, as determined by the Stock Incentive Committee. Performance Shares will be awarded in the form of shares of Common Stock. The Stock Incentive Committee will determine, at the time the Award is made, the total number of Performance Shares subject to an Award and the time or times at which the Performance Shares will be issued to the Grantee. In addition, the Stock Incentive Committee will determine the time or times at which the awarded but not issued Performance Shares will be issued to the Grantee. At the time the award of Performance Shares is made, the Stock Incentive Committee may determine that dividends will be paid or deferred on the issued Performance Shares and, if deferred, whether such dividends will be reinvested in shares of Common Stock. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on Performance Shares or forfeited upon the forfeiture of Performance Shares. Upon a Change in Control, (x) a percentage of Performance Units, as determined by the Stock Incentive Committee at the time an Award of Performance Units is made, will become vested and the Grantee will be entitled to receive a cash payment in an amount that was determined by the Stock Incentive Committee at the time of the Award of such Performance Units and as set forth in the agreement evidencing the Award, and (y) with respect to Performance Shares, all restrictions will lapse on a percentage of the Performance Shares, as determined by the Stock Incentive Committee at the time the Award of Performance Shares is made. In addition, the agreements evidencing the grant of Performance Shares and Performance Units will contain provisions for the treatment of such Awards (or portions thereof) which do not become vested as a result of a Change in Control, including, without limitation, provisions for the adjustment of applicable performance objectives.

The Stock Incentive Committee has the authority at the time an award is granted, or at any time thereafter, to award to designated Optionees or Grantees bonuses to pay taxes that will be payable on exercise of Options or payment of other Awards. The Stock Incentive Committee will have full authority to determine the amount of any such bonus to pay taxes and the terms and conditions affecting the vesting and payment thereof.

The 2005 Stock Incentive Plan will terminate on the date preceding the fifth anniversary of its adoption by the Board of Directors of the Company. The Board may earlier terminate or amend the 2005 Stock Incentive Plan at any time, including but not limited to, amending the 2005 Stock Incentive Plan as necessary to comply with Section 409A of the Code and any regulations or other guidance issued thereunder, provided that no such amendment or termination may adversely affect outstanding Awards except as may be set forth in any Award agreement or as necessary to comply with applicable law or avoid adverse tax consequences to Optionees or Grantees.

In general, an Optionee will not recognize taxable income upon grant or exercise of an Incentive Stock Option and the Company and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an Incentive Stock Option. (However, upon the exercise of an Incentive Stock Option, the excess of the fair market value on the date of exercise of the shares of Common Stock received over the exercise price of shares of Common Stock will be treated as an adjustment to alternative minimum taxable income which may cause the Optionee to be subject to the alternative minimum tax.) In order for the exercise of an Incentive Stock Option to qualify for the tax treatment discussed herein, the Optionee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the Incentive Stock Option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply.

If the Optionee disposes of shares of Common Stock acquired upon exercise of an Incentive Stock Option at a time which is at least two years after the date of grant of the Option and at least one year after the date of exercise, upon disposition of the shares of Common Stock by the Optionee, the difference, if any, between the sales price of the shares of Common Stock and the exercise price of the Option will be treated as long-term capital gain or loss. If the Optionee does not satisfy these holding period requirements, the Optionee will recognize ordinary income at the time of the disposition of the shares of Common Stock generally in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the Option was exercised over the exercise price of the Option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares of Common Stock were sold more than one year after the Option was exercised. If the Optionee sells the shares of Common Stock prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares of Common Stock at the time the Option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the Option. Subject to applicable provisions of the Code and regulations thereunder, including Section 162(m) of the Code, the employee's employer will generally be entitled to a federal income tax deduction in the amount of such ordinary income.

In general, an Optionee to whom a Nonqualified Stock Option is granted will recognize no income at the time of the grant of the Option. Upon exercise of a Nonqualified Stock Option, an Optionee will recognize ordinary income in an amount equal to the amount by which the fair market value of the shares of Common Stock on the date of exercise exceeds the exercise price of the Option. (Special rules may apply in the case of an Optionee who is subject to Section 16(b) of the Exchange Act.) The tax basis of such shares to such Optionee will be equal to the Option Price paid plus the amount includable in the Optionee's gross income, and the Optionee's holding period for such shares will commence on the day on which the Optionee recognizes taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, including those under Section 162(m) of the Code, the employer of such Optionee will generally be entitled to federal income tax deduction in respect of non-qualified Options in an amount equal to ordinary income recognized by the Optionee. Any compensation includable in the gross income of an employee in respect of a non-qualified Option will be subject to appropriate withholding of federal income and employment taxes.

Under certain circumstances, the accelerated vesting or the cashout of Options or the accelerated lapse of restrictions on other Awards in connection with a Change in Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

Section 162(m) of the Code limits the Company's tax deduction to $1 million per year for certain compensation paid in a given year to the Chief Executive Officer and the four highest compensated executives other than the CEO named in the proxy statement. The Company's policy is to structure compensation awards for covered executives that will be fully deductible where doing so will further the purposes of the Company's executive compensation programs. However, the Committee also considers it important to retain flexibility to design compensation programs that recognize a full range of performance criteria important to the Company's success, even where compensation payable under such programs may not be fully deductible.

The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of Options or their employers or to describe tax consequences based on particular circumstances and does not address Awards other than options. It is based on federal income tax law and other authorities as of the date of this proxy statement, which are subject to change at any time.

The Board of Directors recommends that the stockholders vote FOR approval of the Company's 2005 Stock Incentive Plan.

Equity Compensation Plans

          The following table provides certain information about the Burlington Coat Factory Warehouse Corporation 1993 Stock Incentive Plan, the Burlington Coat Factory Warehouse Corporation 1998 Stock Incentive Plan and the Burlington Coat Factory Warehouse Corporation 2002 Stock Incentive Plan as of May 28, 2005. These plans are the Company's only equity compensation plans and were both approved by the Company's stockholders. Currently, the only securities outstanding under the plans are options.

Plan Category	(a) Number of securities to be issued upon exercise of out- standing options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding options, warrants and rights (1)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) and prior to the approval of Proposal Number Two)
Equity compensation plans approved by security holders	437,720	$17.03	25,600
Equity compensation plans not approved by security holders	-0-	N/A	-0-
Total	437,720	$17.03	25,600

(1) The table set forth above does not include options to purchase an aggregate 73,600 shares of Common Stock at $26.00 per share approved for grant by the Stock Incentive Committee of the Company's Board of Directors in January 2005 subject to approval of the Company's stockholders.

PROPOSAL NUMBER THREE

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Stockholders are being asked to vote for a proposal to ratify the appointment of Deloitte & Touche LLP as the independent public accountants of the Company for the fiscal year ending June 3, 2006. Neither the firm of Deloitte & Touche LLP nor any of its associates has any relationship with the Company except as independent certified public accountants of the Company. If the stockholders, by affirmative vote of the holders of a majority of the votes cast, do not ratify this appointment, the Audit Committee of the Board of Directors will reconsider its action and select other independent public accountants without further stockholder action.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company's financial statements and fees billed for other services rendered by Deloitte & Touche LLP during the years ended May 28, 2005 and May 29, 2004.

	Year Ended
	May 28, 2005	May 29, 2004

Audit Fees	$2,072,250	$509,193
Audit Related Fees (1)	54,000	52,705
Tax Fees	-	-
All Other Fees	82,825(2)	26,035(2)
Total	$2,209,075	$587,933

    Consists of fees of for the audits of the Company's 401(k) and profit sharing plans.

    Consists of fees for planning services related to the requirements of the Sarbanes-Oxley Act of 2002.

A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if such representative desires to do so.

The Board of Directors recommends that the stockholders vote FOR ratification of the appointment of Deloitte & Touche LLP as the independent public accountants of the Company.

STOCKHOLDER PROPOSALS

Proposals of stockholders to be presented at the 2006 Annual Meeting of Stockholders must be received by the Company at its principal executive offices, 1830 Route 130, Burlington, New Jersey 08016, no later than May 29, 2006 in order to be included in the proxy statement and form of proxy relating to that meeting. Any proposal by a stockholder to be presented at the 2006 Annual Meeting of Stockholders and NOT to be included in the Company's proxy statement must be received at the Company's executive offices, 1830 Route 130, Burlington, New Jersey 08016, no later than the close of business August 10, 2006. Proposals shall be sent to the attention of the Secretary.

OTHER MATTERS

Management is not aware of any matters to be presented for action at the meeting other than those set forth in this Proxy Statement. However, should any other business properly come before the meeting, or any adjournment thereof, the enclosed Proxy confers upon the persons entitled to vote the shares represented by such Proxy, discretionary authority to vote the same in respect of any such other business in accordance with their best judgment in the interest of the Company.

By Order of the Board of Directors, /s/ Paul C. Tang, Secretary

[FORM OF PROXY]

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

1830 ROUTE 130

BURLINGTON, NEW JERSEY 08016

PROXY -- Annual Meeting of Stockholders -- November 8, 2005 -- THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Monroe G. Milstein and Andrew R. Milstein as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Burlington Coat Factory Warehouse Corporation held of record by the undersigned on September 22, 2005, at the Annual Meeting of Stockholders to be held on November 8, 2005 or any adjournment thereof.

1. ELECTION OF DIRECTORS

FOR ☐ ALL NOMINEES	WITHHOLD ☐ AUTHORITY FOR ALL NOMINEES	FOR ALL ☐ EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
"FOR ALL EXCEPT" and write the nominee name(s) below:
_____________________________________ _____________________________________

NOMINEES: MONROE G. MILSTEIN, ANDREW R. MILSTEIN, ALAN SILVERGLAT, STEPHEN E. MILSTEIN, MARK A. NESCI, ROMAN FERBER, IRVING DRILLINGS

2. PROPOSAL TO APPROVE THE COMPANY'S 2005 STOCK INCENTIVE PLAN.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 3, 2006.

FOR ☐ AGAINST ☐ ABSTAIN ☐

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2 AND 3.

Please sign exactly as name or names appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Date

Signature of Stockholder

Signature, if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

EXHIBIT A

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
2005 STOCK INCENTIVE PLAN

1. Purpose.

The purpose of this Plan is to assist Burlington Coat Factory Warehouse Corporation, a Delaware corporation (the "Company"), in achieving and maintaining its corporate objectives of growth and successful operations by providing incentive to its key officers, directors, consultants, advisors and selected employees, and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to key officers, directors, consultants, advisors and selected employees of the Company and its Subsidiaries a proprietary interest in the growth and performance of the Company and its Subsidiaries and added long-term incentive for high levels of performance through the grant of awards under the Plan.

2. Definitions.

For purposes of the Plan:

2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

2.3 "Award" means a grant of any form of Option, Restricted Stock, Stock Appreciation Right, Performance Award or any or all of them, whether granted singly, in combination or in tandem pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

2.4 "Award Notice" means a written notice given to an Optionee or Grantee evidencing the grant of an Award and setting forth the terms and conditions thereof and used by the Committee or Board in lieu of an Agreement in their sole discretion.

2.5 "Board" means the Board of Directors of the Company.

2.6 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

2.8 A "Change in Control" shall mean the occurrence during the term of the Plan of:

(a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), other than the Founders or any of their affiliates (individually or in the aggregate), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

(b) The individuals who, as of January 10, 2005, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c) Approval by stockholders of the Company of:

(i) A merger, consolidation or reorganization involving the Company, unless

(A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

(C) no Person other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

(D) a transaction described in clauses (A) through (C) shall herein be referred to as a "Non-Control Transaction";

(ii) A complete liquidation or dissolution of the Company; or

(iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

Notwithstanding the foregoing, for any Awards that may at any time constitute deferred compensation within the meaning of Section 409A of the Code, a Change of Control shall have the same meaning as such term has for purposes of Section 409A of the Code as set forth in any regulations, rulings or other guidance issued thereunder.

2.9 "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

2.10 "Committee" means a committee consisting of at least two (2) Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

2.11 "Company" means Burlington Coat Factory Warehouse Corporation, a Delaware corporation.

2.12 "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

2.13 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

2.14 "Eligible Individual" means any officer, director, consultant, advisor or employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

2.15 "Employee Option" means an Option granted to an Eligible Individual who is an employee of the Company or a Subsidiary.

2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.17 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

2.18 "Founders" means Monroe G. Milstein, Henrietta Milstein, Lazer Milstein, Andrew R. Milstein and Stephen E. Milstein.

2.19 "Grantee" means a person to whom an Award has been granted under the Plan.

2.20 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

2.21 "Nonqualified Stock Option" means an Option which

is not an Incentive Stock Option.

2.22 "Option" means an Option granted pursuant to Section 5, including, without limitation, an Employee Option.

2.23 "Optionee" means a person to whom an Option has been granted under the Plan.

2.24 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

2.25 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

2.26 "Performance Cycle" means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

2.27 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 9.3.

2.28 "Performance Unit" means Performance Units granted to an Eligible Individual under Section 9.2.

2.29 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 8.

2.30 "Plan" means the Burlington Coat Factory Warehouse Corporation 2005 Stock Incentive Plan.

2.31 "Shares" means the common stock, par value $1.00 per share, of the Company.

2.32 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 7 hereof.

2.33 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

2.34 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

2.35 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

3. Administration.

3.1 The Plan shall be administered by the Committee, (or if at any time a Committee shall not have been appointed or if appointed is not so acting, then by the Board of the Company at a meeting at which a quorum is present or by action by consent in lieu of a meeting as authorized by applicable law) which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee (which term shall include and mean the Board when a Committee has not been appointed or if not so acting) shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder. Notwithstanding any of the provisions of this Plan, no Award, including but not limited to Stock Appreciation Rights or any other Performance Awards, may be issued or granted which would constitute deferred compensation for purposes of Section 409A of the Code, unless all of the aspects of such Award would meet all of the requirements of Section 409A of the Code and any regulations and other guidance issued thereunder.

3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

(a) determine those individuals to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Individual and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Agreement or Award Notice, as the case may be, consistent with the terms of the Plan; and

(b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Units, Performance Shares, and/or Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Units or Shares, the maximum value of each Performance Unit and Performance Share and make any amendment or modification to any Agreement or Award Notice consistent with the terms of the Plan.

3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

(a) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement or Award Notice, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees and all other persons having any interest therein;

(b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

(c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

3.4 Board Reservation and Delegation. The Board may, in its discretion, reserve to itself or delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Options and Awards granted hereunder to Eligible Individuals. Such other committee may consist of one or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to the Board or to such other committee.

4. Stock Subject to the Plan.

4.1 The maximum number of Shares that may be issued pursuant to Options and Awards granted under the Plan is 200,000. Upon a Change in Capitalization the maximum number of Shares shall be adjusted in number and kind pursuant to Section 11. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder. In addition, Shares delivered to the Company or withheld by the Company upon the exercise of an Option or Award may again be subject to Options and shares originally linked to Awards that are actually settled in cash or consideration other than shares; provided, that the actual number of Shares issued pursuant to Options and Awards granted under this Plan shall not exceed the maximum number of Shares provided in Section 4.1 above.

4.4 During the period that any Options and Awards remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of Shares attributable to such Options and Awards for purposes of calculating the maximum number of Shares available for the granting of future Options and Awards under the Plan.

5. Option Grants for Eligible Individuals.

5.1 Authority of Committee. Subject to the provisions of the Plan and to Section 4.1 above, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Option shall not be less than 100% of the Fair Market value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

5.4 Vesting. Subject to Section 6.4 hereof, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement; provided, however, that an Option granted to a person subject to Section 16 of the Exchange Act shall not be exercisable at any time less than six (6) months after the date of granting and an Incentive Stock Option shall not be exercisable at any time less than one (1) year after the date of granting. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

5.5 Modification or Substitution. The Committee may, in its discretion, modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them; provided, however, that, no modification or substitution may reduce or have the effect of reducing the per share purchase price of any outstanding Option. Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

6. Terms and Conditions Applicable to All Options.

6.1 Non-transferability. Except as provided in the last sentence of this Section 6.1, no Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee. The Committee, in its discretion, may permit the assignment or transfer of an option on such other terms and subject to such other conditions as the Committee may deem necessary or appropriate and as otherwise may be required or allowed by applicable law or regulation.

6.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Committee or such person designated by the Committee from time to time at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash, (ii) tendering Shares to the Company upon such terms and conditions as determined by the Committee, (iii) if permitted by the Committee, tendering or surrendering another Option or Award, including Restricted Stock, valued at Fair Market Value on the date of exercise less any payment due to the Company upon exercise thereof, or (iv) if permitted by the Committee, any combination of the foregoing. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. The Committee may provide loans from the Company to permit the exercise or purchase of an Option and may provide for procedures to permit the exercise of an Option by use of proceeds to be received from the sale of shares issuable pursuant to an Option. The Committee may permit an Optionee to elect to pay the purchase price upon the exercise of an Option by irrevocably authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. Unless otherwise provided in the applicable Agreement or Award Notice, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of shares issued upon exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any other additional restrictions that may be imposed by the Committee. The written notice pursuant to this Section 6.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole shares.

6.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

6.4 Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary but subject to the provisions of the last sentence of Section 3.1 of this Plan, in the event of a Change in Control, all Options outstanding on the date of such Change in Control, shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Option, an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the data of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered; provided, however, that in the case of an Option granted within six (6) months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option.

6.5 Reload Options. If an Optionee exercises an Option (the "Original Option") while the Optionee is an Eligible Individual by paying all or a portion of the exercise price of the Shares subject to the Original Option by tendering to the Company Shares owned by that Optionee, an Option to purchase the number of Shares used for this purpose by the Optionee (the "Reload Option") may, at the Committee's discretion, be granted to the Optionee, as a part of the Original Option. The Reload Option may be exercised at any time during the term of the Original option, under the terms and conditions, and subject to any limitations as may be placed on that exercisability by the Committee.

7. Stock Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan and the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

7.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

7.2 Stock Appreciation Right Related to an Option.

(a) Exercise. Subject to Section 7.6, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

(b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

(c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right or the surrender of such Option pursuant to Section 6.4, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

7.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 7.6), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right is granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

7.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Committee or such person designated by the Committee from time to time at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

7.5 Form of Payment. Payment of the amount determined under Sections 7.2(b) or 7.3 may be made solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right; provided, however, that in the discretion of the Committee, payment may be made in another medium, including cash, if such payment may be made pursuant to the provisions of Section 409A of the Code and any regulations and other guidance issued thereunder.

7.6 Restrictions. No Stock Appreciation Right may be exercised before the date six (6) months after the date it is granted.

7.7 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

7.8 Effect of Change in Control. Notwithstanding anything contained in this Plan to the contrary but subject to the provisions of the last sentence of Section 3.1 of this Plan, in the event of a Change in Control, all Stock Appreciation Rights shall, subject to Section 7.6, become immediately and fully exercisable. Notwithstanding Sections 7.3 and 7.5, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option, upon the exercise of such a Stock Appreciation Right or any portion thereof during the sixty (60) day period following a Change in Control, the amount payable shall be in cash and shall be an amount equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the Shares subject to Stock Appreciation Right or portion thereof exercised and (y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised; provided, however, that in the case of a Stock Appreciation Right granted within six (6) months prior to the Change in Control to any Grantee who may be subject to liability under Section 16(b) of the Exchange Act, such Grantee shall be entitled to exercise his Stock Appreciation Right during the sixty (60) day period commencing upon the expiration of six (6) months after the date of grant of any such Stock Appreciation Right.

8. Restricted Stock.

8.1 Grant. The Committee may grant to Eligible Individuals Awards of Restricted Stock, and may issue Shares or Restricted Stock in payment in respect of vested Performance Units (as hereinafter provided in Section 9.2), which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 8.

8.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

8.3 Non-transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

8.4 Lapse of Restrictions.

(a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award.

(b) Effect of Change in Control. The Committee shall determine at the time of the grant of an Award of Restricted Stock the extent to which, if any, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth such provisions.

8.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

8.6 Treatment of Dividends. At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

8.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

9. Performance Award.

9.1 Performance Objectives. Performance objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) pre-tax profits, (iii) net earnings, (iv) net worth, (v) return on equity or assets, (vi) any combination of the foregoing, or (vii) any other standard or standards deemed appropriate by the Committee at the time the Award is granted. Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in the Capitalization, a change in the tax rate or book tax rate of the Company or any Subsidiary, or any other event which may materially affect the performance of the Company, a Subsidiary or a Division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a Division.

9.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified performance objectives within the Performance Cycle, represent the right to receive payment as provided in Section 9.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of performance objective attainment; provided, however, that the Committee may at the time a Performance Unit is granted, specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such objectives must be satisfied.

(a) Vesting and Forfeiture. A Grantee shall become vested with respect to the Performance Units to the extent that the performance objectives set forth in the Agreement are satisfied for the Performance Cycle.

(b) Payment of Awards. Payment to Grantees in respect of vested Performance Units shall be made within sixty (60) days after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 9.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion, shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

9.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

(a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed and Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

(b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 9.3(c) or 9.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

(c) Lapse of Restrictions. Subject to Section 9.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Committee may, in its discretion, determine at the time an Award is granted.

(d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

(e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

9.4 Effect of Change in Control. Notwithstanding anything contained in the Plan or any Agreement to the contrary but subject to the provisions of the last sentence of Section 3.1 of this Plan, in the event of a Change in Control:

(a) With respect to the Performance Units, the Grantee shall (i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control, a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

(b) With respect to the Performance Shares, restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

(c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable performance objectives.

9.5 Non-transferability. No Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

9.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

10. Effect of a Termination of Employment.

The Agreement evidencing the grant of each Employee Option and each Award shall set forth the terms and conditions applicable to such Employee Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Employee Option or Award is granted or by amendment of the Agreement thereafter. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Option or Award, accelerate the vesting thereof, eliminate or make less restrictive any restrictions contained therein, or otherwise amend or modify the Option or Award in any manner not adverse to the Eligible Person.

11. Adjustment Upon Changes in Capitalization.

(a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, and (ii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable.

(b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

(c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

12. Effect of Certain Transactions.

Subject to Sections 6.4, 7.8, 8.4(b) and 9.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms and each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

13. Termination and Amendment of the Plan.

The Plan shall terminate on the day preceding the fifth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time, without approval of stockholders unless required by applicable law, rule or regulation, amend, modify or suspend the Plan, including but not limited to, amend the Plan as necessary to comply with Section 409A of the Code and any regulations or other guidance issued thereunder. Except as set forth in any Agreement or as necessary to comply with applicable law or avoid adverse tax consequences to some or all Optionees or Grantees, no amendment or termination of the Plan may materially and adversely affect any outstanding Award under the Plan without the consent of the Optionees or Grantees.

14. Non-Exclusivity of the Plan.

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15. Limitation of Liability.

As illustration of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

(ii) give any person any right whatsoever with respect to Shares except as specifically provided in the Plan;

(iii) limit in any way the right of the Company to terminate the employment of any person at any time;

(iv) be evidence of any agreement or understanding,

expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time;

(v) give any person any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan;

(vi) constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person;

(vii) give any person the right to vote, or receive dividends on, Shares issued upon the exercise of an Option or pursuant to an Award or any other rights as a stockholder with respect to such Shares until the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent of the Company);

(viii) create any fiduciary or other obligation of the Company or any Subsidiary to take any action or provide to any person any assistance or dedicate or permit the use of any assets of the Company or any Subsidiary that would permit any person to be able to attain any performance criteria stated in any Award;

(ix) create any trust, fiduciary or other duty or obligation of the Company or any Subsidiary to engage in any particular business, continue to engage in any particular business or sell any particular product or products; or

(x) create any obligation of the Company or any Subsidiary that shall be greater than the obligations of the Company or that Subsidiary to any general unsecured creditor of the Company or that Subsidiary.

16. Regulations and Other Approvals; Governing Law.

16.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

16.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

16.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement or Award Notice in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

16.4 The Plan is intended to comply with the provisions of Section 409A of the Code and any regulations and other guidance thereunder and the Committee shall interpret and administer the provisions of the Plan or any Agreement or Award Notice in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

16.5 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

16.6 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be exercisable or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions, except as acceptable to the Committee.

16.7 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall bear appropriate legends to reflect their status as restricted securities as aforesaid.

17. Restrictions.

17.1 No Shares or other form of payment shall be issued with respect to any Option or Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply in all respects with Rule 16b-3, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention, and that if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing Shares delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Shares are then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon any certificates representing the Shares to make appropriate reference to such restrictions.

17.2 No Eligible Individual may receive in any one calendar year a number of Options and/or Stock Appreciation Rights which, in the aggregate, exceeds 100,000 in number.

18. Unfunded Plan.

Insofar as it provides for awards of cash, Shares or rights thereto, this Plan shall be unfunded, although bookkeeping accounts may be established with respect to Eligible Individuals who are entitled to cash, Shares or rights thereto under this Plan. Any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Shares or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Board nor the Committee be deemed to be a trustee of any cash, Shares or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Eligible Individual with respect to a grant of cash, Shares or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Agreement or Award Notice, and no such liability or obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

19. Miscellaneous.

19.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

19.2 Withholding of Taxes.

(a) The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option or Award. If an Optionee or Grantee is to experience a taxable event in connection with the receipt of Shares pursuant to an Option exercise or payment of an Award (a "Taxable Event"), the Optionee or Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release of escrow, of such Shares.

(b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

(c) The Committee shall have the authority, at the time of grant of an Option or Award under the Plan or at any time hereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Employee Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

20. Effective Date.

The effective date of the Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.